EXTENSION AND AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT
This Extension and Amendment No. 3, dated as of August 2, 2012 (this “Amendment”), is entered into by and between Beazer Homes USA, Inc., a Delaware corporation (the “Borrower”), and Citibank, N.A., in its capacity as lender (the “Lender”) under the Amended and Restated Credit Agreement, dated as of August 5, 2009 (as amended by the Extension and Amendment No. 1, dated as of August 2, 2010, and the Extension and Amendment No. 2, dated as of August 1, 2011, in each case by and between the Borrower and the Lender and as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among the Borrower, the Lender, the Issuers party thereto and Citibank, N.A., as administrative agent (the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H :
WHEREAS, the Borrower and the Lender desire to amend the Credit Agreement in order to effect the changes described below;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.	Extension
Pursuant to Section 2.19 of the Credit Agreement, the Borrower hereby requests, and the Lender hereby consents to, the extension of the Termination Date for a period of sixty (60) days from the scheduled Termination Date in effect as of the date hereof.

Section 2.	Amendments to the Credit Agreement
The definition of “Termination Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Termination Date” means October 1, 2012, subject, however, to earlier termination in whole of the Aggregate Commitment pursuant to the terms of this Agreement and to extension of such date as provided in Section 2.19.

Section 3.	Conditions Precedent to the Effectiveness of this

Amendment
This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied or waived by the Lender:
(a)    Executed Counterparts. The Agent shall have received this Amendment duly executed by the Borrower, each Guarantor and the Lender.
(b)    Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Lender.

Section 4.	Representations and Warranties
On and as of the Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lender as follows:
(a)    each of the Borrower and the Guarantors has all necessary corporate power and authority to execute and deliver this Amendment;
(b)    the execution and delivery by each such party of this Amendment has been duly authorized by all necessary corporate action on its part;
(c)    the Amendment has been duly executed and delivered by each such party and constitutes each such party’s legal, valid and binding obligation, enforceable in accordance with its terms;
(d)    the execution and delivery of this Amendment by the Borrower and the Guarantors will not result in a conflict or be in conflict with, or constitute a default under, any instrument, document, decree, order, statute, rule or governmental regulation applicable to such party;
(e)    the representations and warranties contained in Article IV of the Credit Agreement are correct in all material respects on and as of the date hereof as though made on and as of the date hereof except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is correct in all material respects as of such earlier date; provided, however, as to the representations contained in Section 4.04 of the Credit Agreement regarding the financial statements, there were material changes that are reflected in the financial statements dated March 31, 2012 and additional material changes occurred after the filing of the March 31, 2012 financial statements as the result of the issuance by the Borrower of 22,000,000 shares of common stock, 4,600,000 tangible equity units, and $300,000,000 in senior secured notes (due 2018), and the redemption by the Borrower of its senior secured notes (due 2017); and
(f)    no Default or Event of Default has occurred and is continuing, or would result from the extension of the Termination Date contemplated by this Amendment.

Section 5.	Reference to the Effect on the Loan Documents
(a)    As of the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment is a Loan Document.

Section 6.	Execution in Counterparts
This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.	Headings
Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the constructions of, or to be taken into consideration in interpreting, this Amendment.

Section 8.	Governing Law
This Amendment shall be construed in accordance with and governed by the laws of the State of New York (other than Section 5-1401 of the New York General Obligations Law).

Section 9.	Severability
The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 10.	Successors
The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

Section 11.	WAIVER OF JURY TRIAL
EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized signatories as of the day and year first above written.

BEAZER HOMES USA, INC.,
as Borrower

By: /s/ Jeffrey Hoza
Name: Jeffrey Hoza
Title:     Vice President & Treasurer

CITIBANK, N.A.,
as Lender
By: /s/ Timicka C. Anderson
Name: Timicka C. Anderson
Title:     Vice President & Director

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Amendment and (ii) reaffirms its obligations under the Amended and Restated Guaranty, dated as of August 5, 2009, by and between the subsidiaries of the Borrower party thereto as Guarantors and the Agent, in favor of the Agent for the benefit of the Lenders under the Credit Agreement.

APRIL CORPORATION
BEAZER ALLIED COMPANIES HOLDINGS, INC.
BEAZER GENERAL SERVICES, INC.
BEAZER HOMES CORP.
BEAZER HOMES HOLDINGS CORP.
BEAZER HOMES INDIANA HOLDINGS CORP.
BEAZER HOMES SALES, INC.
BEAZER HOMES TEXAS HOLDINGS, INC.
BEAZER REALTY, INC.
BEAZER REALTY CORP.
BEAZER REALTY LOS ANGELES, INC.
BEAZER REALTY SACRAMENTO, INC.
BEAZER/SQUIRES REALTY, INC.
HOMEBUILDERS TITLE SERVICES, INC.
HOMEBUILDERS TITLE SERVICES OF VIRGINIA, INC

By: /s/ Jeffrey Hoza            (SEAL)
Name: Jeffrey Hoza
Title: Vice President & Treasurer

BEAZER MORTGAGE CORPORATION

By: /s/ Jeffrey Hoza            (SEAL)
Name: Jeffrey Hoza
Title: Vice President & Treasurer

ARDEN PARK VENTURES, LLC
BEAZER CLARKSBURG, LLC
BEAZER COMMERCIAL HOLDINGS, LLC
BEAZER HOMES INVESTMENTS, LLC
BEAZER HOMES MICHIGAN, LLC
DOVE BARRINGTON DEVELOPMENT LLC

By: BEAZER HOMES CORP., its Sole Member

By:/s/ Jeffrey Hoza    (SEAL)
Name: Jeffrey Hoza
Title:     Vice President & Treasurer

BEAZER SPE, LLC

By: BEAZER HOMES HOLDINGS CORP., its Sole Member

By:/s/ Jeffrey Hoza    (SEAL)
Name: Jeffrey Hoza
Title:     Vice President & Treasurer

BEAZER HOMES INDIANA LLP

By: BEAZER HOMES INVESTMENTS, LLC,     its Managing Partner

By: BEAZER HOMES CORP., its Sole Member

By:/s/ Jeffrey Hoza    (SEAL)
Name: Jeffrey Hoza
Title:     Vice President & Treasurer

BEAZER REALTY SERVICES, LLC

By: BEAZER HOMES INVESTMENTS, LLC, its Sole Member

By: BEAZER HOMES CORP., its Sole Member

By:/s/ Jeffrey Hoza    (SEAL)
Name: Jeffrey Hoza
Title:     Vice President & Treasurer

PARAGON TITLE, LLC
TRINITY HOMES, LLC

By: BEAZER HOMES INVESTMENTS, LLC, a Member

By: BEAZER HOMES CORP., its Sole Member

By:/s/ Jeffrey Hoza    (SEAL)
Name: Jeffrey Hoza
Title:     Vice President & Treasurer

BEAZER HOMES TEXAS, L.P.

By: BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner

By:/s/ Jeffrey Hoza    (SEAL)
Name: Jeffrey Hoza
Title:     Vice President & Treasurer

BH BUILDING PRODUCTS, LP

By: BH PROCUREMENT SERVICES, LLC, its General Partner

By: BEAZER HOMES TEXAS, L.P., its Sole Member

By: BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner

By:/s/ Jeffrey Hoza    (SEAL)
Name: Jeffrey Hoza
Title:     Vice President & Treasurer

BH PROCUREMENT SERVICES, LLC

By: BEAZER HOMES TEXAS, L.P., its Sole Member

By: BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner

By:/s/ Jeffrey Hoza    (SEAL)
Name: Jeffrey Hoza
Title:     Vice President & Treasurer